UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:   March 3, 2004

WHY USA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-30601	87-0390603
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8301 Creekside Circle, #101
Bloomington, MN 55437
(Address of principal executive officers)
(Zip Code)

(952) 841-7050
(Registrant’s telephone number)

ITEM 2.   Acquisition of Company

On December 31, 2003, Registrant acquired 100% of the capital stock, of TCS Mortgage, Inc .(TCS), a California company based in San Diego, for a total purchase price of $1.6 Million plus warrants. Further information on this transaction is contained in the initial Form 8-K report filed by Registrant on January 15, 2004.

ITEM 7.   Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired. Attached are copies of the audited financial statements of TCS Mortgage, Inc. for the fiscal years ended September 30, 2003 and 2002, and for the three months ended December 31, 2003.

(b)

Pro Forma Financial Information.   The following unaudited pro forma consolidated financial statements give effect to the acquisition of TCS Mortgage, Inc. as of December 31, 2003, and include information from the historical financial statements of both companies. The pro forma consolidated statement of operations assumed this transaction took place on January 1, 2003. These pro forma financial statements should be read in conjunction with the historical financial statements included in the Registrant’s Form 10-KSB report for the year ended December 31, 2002 and the historical financial statements of TCS Mortgage, Inc. included in this Form 8-K/A report.

Unaudited Pro Forma Consolidated Balance Sheet
December 31, 2003

	WHY USA Financial Group (Historical)	TCS Mortgage (Historical)	Pro Forma Adjustments	Pro Forma Consolidated

			(Note 2)
ASSETS
Current Assets
Cash	$282,393	$595,291	$—	$877,684
Accounts Receivable	302,375	65,355	—	367,730
Mortgage loans for resale	—	1,817,929	—	1,817,929

Total Current Assets	584,768	2,478,575	—	3,063,343

Equipment net	140,487	31,949	—	172,436
Buildings	1,789,621	—	—	1,789,621
Property	1,200,000	—	—	1,200,000
Franchise system, net of amortization	1,336,635	—	—	1,336,635
Goodwill	1,016,570	—	1,308,456	2,325,026
Deposits and prepaid assets	214,670	61,898	—	276,568

Total Assets	$6,282,750	$2,572,422	$1,308,456	$10,163,628

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts Payable	$224,162	$63,876	$—	$288,038
Accrued Expenses	220,911	209,874	—	430,785
Bank Loans Payable and current portion capital lease	114,442	1,784,323	—	1,898,765
Deferred Income		22,805	—	22,805

Total current liabilities	559,515	2,080,878	—	2,640,393

Long term liabilities
Debentures Due		—	300,000	300,000
Liabilities payable in stock	75,000	—	—	75,000
Long term loan		—	1,300,000	1,300,000
Income Taxes Payable	—	200,000	—	200,000
Building mortgages	2,125,314	—	—	2,125,314

Total long term liabilities	2,200,314	200,000	1,600,000	4,000,314

Stockholders’ Equity
Common stock	61,946	1,595,000	(1,595,000)	61,946
Additional paid-in capital	7,956,975	—		7,956,975
Accumulated Deficit	(4,496,000)	(1,303,456)	1,303,456	(4,496,000)

Total stockholders’ equity	3,522,921	291,544	(291,544)	3,522,921

Total Liabilities and Stockholders’ Equity	$6,282,750	$2,572,422	$1,308,456	$10,163,628

Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2003

	WHY USA Financial Group (Historical)	TCS Mortgage (Historical)	Pro Forma Adjustments	Pro Forma Consolidated

Revenue:
Mortgage Lending	$4,770,927	$5,811,777	$—	$10,582,704
Real Estate Franchise	353,711	—	—	353,711
Rental and Other Income	—	97,339	—	97,339

Total Revenue	5,124,638	5,909,116	—	11,033,754

Operating Expenses:
Direct Cost of Services
Mortgage Lending	3,406,551	3,735,357	—	7,141,908
Real Estate Franchise	93,912	—	—	93,912
Sales and marketing	221,121	159,386	—	380,507
General and Administrative	1,243,480	1,837,350	—	3,080,830
Depreciation	60,665	36,599	—	97,264

Total operating expenses	5,025,729	5,768,692	—	10,794,421

Income (Loss) from Operations	98,909	140,424	—	239,333
Other Income (expenses):
Interest Income (expenses)	(50,321)	100,435	—	50,114
Amortization of franchise system	(238,896)	—	—	(238,896)
(1) Income Tax Expense	—	(100,000)	80,000	(20,000)

Net income (loss)	$(190,308)	$140,859	$80,000	$30,551

Weighted shares outstanding	59,311,000	160,000	(160,000)	59,311,000
Basic and diluted net loss per common share	$(0.00)	$0.88		$0.00

Notes to unaudited Pro Forma Consolidated Financial Statements

(1)

TCS Mortgage, Inc. accrued income tax expense during the period of $100,000. Had TCS Mortgage actually been a part of the Registrant during the period, an income tax provision of $20,000 would have been made. The Registrant has a net operating loss available to offset a portion of the taxable income generated by TCS Mortgage.

(2)	Purchase accounting-reflects the allocation of the purchase price of $1,600,000 paid by Registrant for this acquisition of TCS Mortgage, Inc., as follows:

Cash	$595,291
Accounts Receivable	65,355
Mortgage loans for resale	1,817,929
Equipment, net of depreciation	31,949
Deposits and prepaid assets	61,898
Goodwill	1,308,456
Minus assumed liabilities	(2,280,878)

Total Purchase Price	$1,600,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHY USA Financial Group, Inc. (Registrant)
By:	/s/ Donald Riesterer

Donald Riesterer, Chairman of Board

TCS MORTGAGE, INC.

FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS’ REPORT

For The Three Months Ended December 31, 2003

For the Year Ended September 30, 2003

For the Year Ended September 30, 2002

TCS MORTGAGE, INC.

TABLE OF CONTENTS

December 31, 2003

INDEPENDENT AUDITORS’ REPORT	F-1
FINANCIAL STATEMENTS:
Balance Sheet	F-2
Statement of Operations	F-3
Statement of Changes in Shareholder's Equity	F-4
Statement of Cash Flows	F-5
NOTES TO FINANCIAL STATEMENTS	F-6–F-10

September 30, 2003
INDEPENDENT AUDITORS’ REPORT	F-11
FINANCIAL STATEMENTS:
Balance Sheet	F-12
Statement of Operations	F-13
Statement of Changes in Shareholder's Equity	F-14
Statement of Cash Flows	F-15–F-16
NOTES TO FINANCIAL STATEMENTS	F-17–F-22
September 30, 2002
INDEPENDENT AUDITORS’ REPORT	F-23
FINANCIAL STATEMENTS:
Balance Sheet	F-24
Statement of Operations	F-25
Statement of Changes in Shareholder's Equity	F-26
Statement of Cash Flows	F-27
NOTES TO FINANCIAL STATEMENTS	F-28–F-33

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
TCS Mortgage, Inc.
San Diego, California

We have audited the balance sheet of TCS Mortgage, Inc. (the “Company”) as of December 31, 2003 and the related statements of operations, changes in shareholder’s equity and cash flows for the three months then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TCS Mortgage, Inc. as of December 31, 2003 and the results of its operations and its cash flows for the three months then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF

San Diego, California	PKF
January 23, 2004	Certified Public Accountants
A Professional Corporation

TCS MORTGAGE, INC.
BALANCE SHEET
December 31, 2003

ASSETS
Assets:
Cash (Note 1)	$595,291
Mortgage loans held for sale (Note 2)	1,817,929
Accounts receivable	61,212
Prepaid expenses	56,089
Deposits	5,809
Property and equipment, net (Note 3)	31,950
Employee advances	4,143

Total assets	$2,572,423

LIABILITIES AND SHAREHOLDER’S EQUITY
Liabilities:
Accounts payable	$63,876
Warehouse line payable (Note 4)	1,684,323
Accrued payroll and related taxes	106,362
Accrued commissions	103,512
Income taxes payable	200,000
Deferred income	22,805
Other liability	100,000

Total Liabilities	$2,280,878

Commitments (Note 5)
Shareholder’s equity:
Common stock, no par value, 200,000 shares
authorized; 160,000 shares issued and outstanding	1,595,000
Accumulated deficit	(1,303,455)

Total shareholder’s equity	291,545

Total liabilities and shareholder’s equity	$2,572,423

The accompanying notes are an integral part of the financial statements

TCS MORTGAGE, INC.
STATEMENT OF OPERATIONS
For the Three Months Ended December 31, 2003

Revenues:
Gain on sale of mortgage loans and brokered
loan fees	$582,559
Gain on sale of servicing mortgage loans	111,139
Processing fees	71,272
Interest income and other	52,238

Total revenues	817,208

Costs and expenses:
Commissions	424,114
Salaries, benefits, and related taxes	255,472
General and administrative	88,852
Occupancy	70,882
Promotion, entertainment, advertising and travel	13,929

Total costs and expenses	853,249

Loss from operations	(36,041)
Other expenses:
Interest expense	17,289

Total other expenses	17,289

Loss before income taxes	(53,330)

Income taxes	(800)

Net loss	$(54,130)

Basic loss per share	$(0.39)

Weighted average shares outstanding	160,000

The accompanying notes are an integral part of the financial statements

TCS MORTGAGE, INC.
STATEMENT OF CHANGES IN SHAREHOLDER’S EQUITY
For the Three Months Ended December 31, 2003

	Common Stock	Amount	Accumulated Deficit	Total
Balance, September 30, 2003	160,000	$1,595,000	$(1,249,325)	$345,675
Net loss	—	—	(54,130)	(54,130)

Balance, December 31, 2003	160,000	$1,595,000	$(1,303,455)	$291,545

The accompanying notes are an integral part of the financial statements

TCS MORTGAGE, INC.
STATEMENT OF CASH FLOWS
For the Three Months Ended December 31, 2003

Cash flows from operating activities:
Net loss	$(54,130)
Non-cash operating activities included in net income:
Depreciation	8,547
Changes in operating assets and liabilities:
Decrease in accounts receivable and
employee advances	14,325
Decrease in mortgage loans held for sale	411,453
Decrease in warehouse line payable	(66,068)
Decrease in prepaid expenses and other assets	16,800
Decrease in accounts payable	(143)
Increase in accrued payroll and related taxes	14,857
Decrease in accrued commissions	(3,846)
Decrease in deferred income	(13,946)

Net cash flows provided by operating activities	327,849

Cash flows from investing activities:
Purchase of equipment	(754)

Net cash flows used in investing activities	(754)

Cash flows from financing activities:
Payments to former parent company	(25,700)

Net cash flows used in financing activities	(25,700)

Net increase in cash	301,395
Cash at beginning of period	293,896

Cash at end of period	$595,291

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$17,289

Income taxes	$800

The accompanying notes are an integral part of the financial statements

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
For The Three Months Ended December 31, 2003

NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Business

TCS Mortgage, Inc. (the “Company”) was incorporated in California on January 31, 1984 and on October 3, 2003 became a wholly-owned subsidiary of TCS Acquisition, LLC (the “Parent”). The Company is a mortgage banker and broker, with offices in San Diego, California and Las Vegas, Nevada.

On October 3, 2003, the Parent acquired 100% of the common stock of the Company from American Home Capital Corporation (the “former Parent”).

Basis of Accounting

The Company’s policy is to use the accrual method of accounting and to prepare and present financial statements in accordance with accounting principles generally accepted in the United States of America.

Concentration Risk

The Company maintains its primary checking, payroll checking and trust accounts at one financial institution located in California. The Company also maintains a commercial checking and money market account at another financial institution located in Ohio. Accounts at both these banks are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. On December 31, 2003, the Company’s uninsured cash balance totaled $195,291. The Company has not experienced any losses in such accounts and management believes it places its cash on deposit with financial institutions which are financially stable. The Company has a collateral security deposit of $15,307 for its warehouse loans at one of these financial institutions.

Mortgage Loans Held for Sale

Mortgage loans held for sale are stated at the lower of cost or market in the aggregate. Cost is determined on an individual loan basis and includes nonrefundable fees and direct costs associated with the origination of loans. Market is determined by outstanding commitments and prevailing market prices. Gains represent the difference between the market price and the cost of the loan and are recognized when the loan is sold.

Property and Equipment

Property and equipment is recorded at cost. Depreciation expense is calculated on the straight-line basis over the estimated useful lives of the depreciable assets, ranging from 3 to 5 years.

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
For The Three Months Ended December 31, 2003

NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Brokered Loan Fees

Loan fees include direct origination fees and brokered loan fees. Deferred origination fees and expenses are recognized at the time a loan is sold and servicing released. Brokered loan fees represent fees received by the Company for “placing” a loan with a lender, whereby no further obligations exist. The fee is recognized when the borrower and lender sign a loan commitment and the loan is funded.

Gain on Sale of Servicing Mortgage Loans

Gain on sale of servicing mortgage loans represents service release premiums on loans originated in house. The gain is recognized when the funded loan is sold and the proceeds are received.

Financial Instruments

The carrying amounts reported in the balance sheet for cash, mortgage loans held for sale, accounts receivable, other current assets, accounts payable, warehouse line payable and other accrued expenses approximate fair value due to the immediate short-term maturity of these financial instruments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company accounts for income taxes under SFAS No. 109 using the asset and liability method. The objective of the asset and liability method is to establish deferred tax assets and liabilities for the temporary differences between the financial reporting basis and the tax basis for the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

Net Loss Per Share

In accordance with SFAS No. 128, “Earnings Per Share,” loss per share has been computed by dividing loss available to common shareholders by the weighted average number of common shares outstanding at December 31, 2003. The Company did not have any common stock equivalents which are potentially dilutive.

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
For The Three Months Ended December 31, 2003

NOTE 2 — MORTGAGE LOANS HELD FOR SALE

Mortgage loans held for sale at December 31, 2003 in the amount of $1,817,929 were sold by the Company in December 2003; however, proceeds were not received until January 2004. The proceeds were used to pay off the warehouse line payable in the normal course of business. At December 31, 2003, one mortgage loan held for sale was funded by the Company and not through the warehouse line payable.

NOTE 3 — PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2003 consists of the following:

Furniture and fixtures	$130,173
Equipment	103,974
Computers	102,697
Auto	2,956

339,800
Less accumulated depreciation	(307,850)

$31,950

Depreciation expense was $8,547 for the three months ended December 31, 2003. The Company has fully depreciated assets with original cost of approximately $200,000 that are still in use.

NOTE 4 — WAREHOUSE LINE PAYABLE

Warehouse line payable as of December 31, 2003 consists of the following:

Warehouse loan agreement with a Bank, which allows
the Company to fund loans through a $9,500,000 line
of credit provided by the Bank. The Company pays all
fees associated with the line of credit. The Company
also pays the Bank interest on loans while in the line of
credit at LIBOR plus 4.43%. This loan is guaranteed
by an officer of the Company	$1,684,323

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
For The Three Months Ended December 31, 2003

NOTE 5 — COMMITMENTS

The Company leases office space under an operating lease that expires in May 2004 and certain other space on a month to month basis. The total minimum lease commitments for the operating lease is as follows:

For the Year Ending December 31, 2004	$73,870

Rent expense was approximately $56,000 for the three months ended December 31, 2003.

NOTE 6 — INCOME TAXES

Income tax expense for the three months ended December 31, 2003 is as follows:

Taxes current:
Federal	—
State	(800)

Total current portion	(800)

Deferred tax benefit:
Federal	—
State	—

Total deferred portion	—

Total income tax expense	$(800)

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
For The Three Months Ended December 31, 2003

NOTE 6 — INCOME TAXES (Continued)

Deferred income taxes reflect the net tax effects of the temporary difference between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. The tax effect of temporary differences consisted of the following as of December 31, 2003:

Deferred tax assets:
Net operating loss carryforwards	$640,000
Other	30,000

Gross deferred tax assets	670,000
Less valuation allowance	(670,000)

Net deferred tax assets	$—

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. A valuation allowance is recorded when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance. The valuation allowance increased by $19,000 from September 30, 2003.

At December 31, 2003, the Company has federal and California income tax net operating loss carryforwards of approximately $1,394,000 and $763,000 respectively. The federal and California net operating loss carryforwards expire through the year 2020 and 2008 respectively. Use of the Company’s net operating loss carryforwards is limited due to a cumulative change in ownership of more than 50 percent within a three year period. Management has estimated this limitation on the annual utilization of the net operating loss carryforwards to be $80,000.

Through September 30, 2003, the Company was a party to a tax sharing agreement with its former Parent and would file a consolidated tax return. The income tax provision at December 31, 2003, is based on amounts the Company would have paid as if a separate return were filed.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
TCS Mortgage, Inc.
San Diego, California

We have audited the balance sheet of TCS Mortgage, Inc. (the “Company”) as of September 30, 2003 and the related statements of operations, changes in shareholder’s equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TCS Mortgage, Inc. as of September 30, 2003 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF

San Diego, California	PKF
November 11, 2003	Certified Public Accountants
A Professional Corporation

TCS MORTGAGE, INC.
BALANCE SHEET
September 30, 2003

ASSETS
Assets:
Cash (Note 1)	$293,896
Mortgage loans held for sale (Note 2)	2,229,382
Accounts receivable	62,773
Prepaid expenses	72,889
Deposits	5,809
Property and equipment, net (Note 4)	39,743
Employee advances	16,907

Total assets	$2,721,399

LIABILITIES AND SHAREHOLDER’S EQUITY
Liabilities:
Accounts payable	$64,019
Warehouse line payable (Note 5)	1,850,391
Accrued payroll and related taxes	91,505
Accrued commissions	107,358
Income taxes payable	200,000
Deferred income	36,751
Due to parent (Note 3)	25,700

Total Liabilities	2,375,724

Commitments (Note 6)
Shareholder’s equity:
Common stock, no par value, 200,000 shares
authorized; 160,000 shares issued and outstanding	1,595,000
Accumulated deficit	(1,249,325)

Total shareholder’s equity	345,675

Total liabilities and shareholder’s equity	$2,721,399

The accompanying notes are an integral part of the financial statements

TCS MORTGAGE, INC.
STATEMENT OF OPERATIONS
For The Year Ended September 30, 2003

Revenues:
Gain on sale of mortgage loans and brokered
loan fees	$4,381,643
Gain on sale of servicing mortgage loans	888,113
Processing fees	528,946
Interest income and other	509,859

Total revenues	6,308,561

Costs and expenses:
Commissions	3,161,862
Salaries, benefits, and related taxes	1,524,471
General and administrative	573,432
Occupancy	223,190
Promotion, entertainment, advertising and travel	50,740

Total costs and expenses	5,533,695

Income from operations	774,866
Other expenses:
Interest expense	(249,887)

Total other expenses	(249,887)

Income before income taxes	524,979

Income taxes	(184,572)

Net Income	$340,407

Basic income per share	$2.13

Weighted average shares outstanding	160,000

The accompanying notes are an integral part of the financial statements

TCS MORTGAGE, INC.
STATEMENT OF CHANGES IN SHAREHOLDER’S EQUITY
For the Year Ended September 30, 2003

	Common Stock	Amount	Accumulated Deficit	Total

Balance, September 30, 2002	160,000	$1,595,000	$(46,829)	$1,548,171
Dividends	—	—	(1,542,903)	(1,542,903)
Net income	—	—	340,407	340,407

Balance, September 30, 2003	160,000	$1,595,000	$(1,249,325)	$345,675

The accompanying notes are an integral part of the financial statements

TCS MORTGAGE, INC.
STATEMENT OF CASH FLOWS
For the Year Ended September 30, 2003

Cash flows from operating activities:
Net income	$340,407
Non-cash operating activities included in net income:
Depreciation and amortization	36,525
Loss on disposal of equipment	1,621
Write-off of note receivable	221,737
Changes in operating assets and liabilities:
Increase in accounts receivable and
employee advances	(4,257)
Decrease in mortgage loans held for sale	3,653,194
Decrease in warehouse lines payable	(3,965,991)
Increase in prepaid expenses and other assets	(49,342)
Decrease in accounts payable	(62,015)
Increase in accrued payroll and related taxes	21,283
Decrease in accrued commissions	(37,258)
Increase in income taxes payable	184,572
Decrease in deferred income	(9,073)

Net cash flows used in operating activities	331,403

Cash flows from investing activities:
Purchase of equipment	(20,918)
Proceeds from repayment of notes receivable	1,040,402
Issuance of note receivable to related party	(163,133)
Issuance of note receivable	(1,092,404)

Net cash flows used in investing activities	(236,053)

Cash flows from financing activities:
Payments on capital lease obligations	(6,255)
Advances to related parties	(175,450)

Net cash flows used in financing activities	(181,705)

Net decrease in cash	(86,355)
Cash at beginning of year	380,251

Cash at end of year	$293,896

The accompanying notes are an integral part of the financial statements

TCS MORTGAGE, INC.
STATEMENT OF CASH FLOWS (Continued)
For the Year Ended September 30, 2003

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:

Interest	$249,887

Income taxes	$—

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

During 2003, the Company transferred its interest in several notes receivable valued at approximately $1,376,000 to its Parent. Also during 2003, the Company declared a dividend to its Parent of approximately $1,543,000 in exchange for the reduction of amounts due to the Parent.

The accompanying notes are an integral part of the financial statements

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2003

NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Business

TCS Mortgage, Inc. (the “Company”) was incorporated in California on January 31, 1984 and is a wholly-owned subsidiary of American Home Capital Corporation (the “Parent”). The Company is a mortgage banker and broker, with offices in San Diego, California and Las Vegas, Nevada. On February 1, 2001, the Parent was acquired by EnerGCorp, Inc. (EnerGCorp), a subsidiary of Proprietary Industries, Inc., a Canadian public company.

Basis of Accounting

The Company’s policy is to use the accrual method of accounting and to prepare and present financial statements in accordance with accounting principles generally accepted in the United States of America.

Concentration Risk

The Company maintains its primary checking, payroll checking and trust accounts at one financial institution located in California. Accounts at this bank are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. On September 30, 2003, the Company’s uninsured cash balance totaled $153,335. The Company has not experienced any losses in such accounts and management believes it places its cash on deposit with financial institutions which are financially stable. The Company also has a collateral security deposit of $15,268 for its warehouse loans at another financial institution.

Mortgage Loans Held for Sale

Mortgage loans held for sale are stated at the lower of cost or market in the aggregate. Cost is determined on an individual loan basis and includes nonrefundable fees and direct costs associated with the origination of loans. Market is determined by outstanding commitments and prevailing market prices. Gains represent the difference between the market price and the cost of the loan and are recognized when the loan is sold.

Property and Equipment

Property and equipment is recorded at cost. Depreciation expense is calculated on the straight-line basis over the estimated useful lives of the depreciable assets, ranging from 3 to 5 years, or the lease term, whichever is shorter.

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2003

NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Brokered Loan Fees

Loan fees include direct origination fees and brokered loan fees. Deferred origination fees and expenses are recognized at the time a loan is sold and servicing released. Brokered loan fees represent fees received by the Company for “placing” a loan with a lender, whereby no further obligations exist. The fee is recognized when the borrower and lender sign a loan commitment and the loan is funded.

Gain on Sale of Servicing Mortgage Loans

Gain on sale of servicing mortgage loans represents service release premiums on loans originated in house. The gain is recognized when the funded loan is sold and the proceeds are received.

Financial Instruments

The carrying amounts reported in the balance sheets for cash, mortgage loans held for sale, accounts receivable, other current assets, accounts payable, warehouse line payable and other accrued expenses approximate fair value due to the immediate short-term maturity of these financial instruments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company accounts for income taxes under SFAS No. 109 using the asset and liability method. The objective of the asset and liability method is to establish deferred tax assets and liabilities for the temporary differences between the financial reporting basis and the tax basis for the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2003

NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Income Per Share

In accordance with SFAS No. 128, “Earnings Per Share,” income per share has been computed by dividing income available to common shareholders by the weighted average number of common shares outstanding at September 30, 2003. The Company did not have any common stock equivalents which are potentially dilutive.

NOTE 2 — MORTGAGE LOANS HELD FOR SALE

Mortgage loans held for sale at September 30, 2003 in the amount of $2,229,382 were sold by the Company in September 2003; however, proceeds were not received until October 2003. The proceeds were used to pay off the warehouse line payable in the normal course of business. At September 30, 2003, two mortgage loans held for sale were funded by the Company and not through the warehouse line payable.

NOTE 3 — DUE TO PARENT

Due to Parent

The following are transactions with related parties:

Beginning balance due to parent	$(13,824)
Advances to related parties	175,450
Advances from related parties	(187,326)

Ending balance due to parent	$(25,700)

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2003

NOTE 4 — PROPERTY AND EQUIPMENT

Property and equipment as of September 30, 2003 consists of the following:

Furniture and fixtures	$130,173
Equipment	205,917
Auto	2,956

339,046
Less accumulated depreciation and amortization	(299,303)

$39,743

Depreciation and amortization expense was $36,525 for the year ended September 30, 2003. The Company has fully depreciated assets with original cost of approximately $200,000 that are still in use.

NOTE 5 — WAREHOUSE LINE PAYABLE

Warehouse line payable as of September 30, 2003 consists of the following:

Warehouse loan agreement with a Bank, which allows
the Company to fund loans through a $9,500,000 line
of credit provided by the Bank. The Company pays all
fees associated with the line of credit. The Company
also pays the Bank interest on loans while in the line of
credit at LIBOR plus 4.43%. This loan is guaranteed
by an officer of the Company	$1,850,391

NOTE 6 — COMMITMENTS

The Company leases office space under an operating lease that expires in May 2004. The total minimum lease commitments for the operating lease is as follows:

For the Year Ending September 30, 2004	$118,193

Rent expense was approximately $162,000 for the year ended September 30, 2003.

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2003

NOTE 7 — INCOME TAXES

Income tax expense for the year ended September 30, 2003 is as follows:

Taxes current:
Federal	$165,483
State	33,350

Total current portion	198,833

Deferred tax benefit:
Federal	(11,318)
State	(2,943)

Total deferred portion	(14,261)

Total income tax expense	$184,572

The income tax expense differs from the federal statutory rate principally due to the partial utilization of tax net operating loss carryforwards which had been previously allowed for.

Deferred income taxes reflect the net tax effects of the temporary difference between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. The tax effect of temporary differences consisted of the following as of September 30, 2003:

Deferred tax assets:
Net operating loss carryforwards	$622,000
Other	29,000

Gross deferred tax assets	651,000
Less valuation allowance	(651,000)

Net deferred tax assets $	—

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. A valuation allowance is recorded when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance. The valuation allowance decreased by $34,000 from September 30, 2002.

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2003

NOTE 7 — INCOME TAXES (Continued)

At September 30, 2003, the Company has federal and California income tax net operating loss carryforwards of approximately $1,394,000 and $763,000 respectively. The federal and California net operating loss carryforwards expire through the year 2020and 2008 respectively. Use of the Company’s net operating loss carryforwards is limited due to a cumulative change in ownership of more than 50 percent within a three year period. Management has estimated this limitation on the annual utilization of the net operating loss carryforwards to be $132,750.

The Company is a party to a tax sharing agreement with its Parent and together normally file a consolidated tax return. The income tax provision at September 30, 2003, is based on amounts the Company would have paid as if a separate return were filed. When necessary, the Company accrues an asset or liability for the amount of tax which would be receivable or payable on its separate return.

NOTE 8 — SUBSEQUENT EVENT

On October 3, 2003, American Home Capital Corporation sold 100% of the common stock of the Company to TCS Acquisition, LLC.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
TCS Mortgage, Inc.
San Diego, California

We have audited the balance sheet of TCS Mortgage, Inc. (the “Company”) as of September 30, 2002 and the related statements of operations, changes in shareholder’s equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TCS Mortgage, Inc. as of September 30, 2002 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF

San Diego, California	PKF
October 25, 2002	Certified Public Accountants
A Professional Corporation

TCS MORTGAGE, INC.
BALANCE SHEET
September 30, 2002

ASSETS
Assets:
Cash	$380,251
Mortgage loans held for sale (Note 2)	5,882,576
Accounts receivable	75,423
Prepaid expenses	24,736
Deposits	4,620
Notes receivable (Note 3)	1,362,179
Property and equipment, net (Note 4)	56,971

Total assets	$7,786,756

LIABILITIES AND SHAREHOLDER’S EQUITY
Liabilities:
Accounts payable	$126,034
Warehouse line payable (Note 5)	5,816,382
Accrued payroll and related taxes	70,222
Accrued commissions	144,616
Income taxes payable	15,428
Deferred income	45,824
Due to parent (Note 3)	13,824
Capital lease obligations (Note 6)	6,255

Total Liabilities	6,238,585

Commitments (Note 6)
Shareholder’s equity:
Common stock, no par value, 200,000 shares
authorized; 160,000 shares issued and outstanding	1,595,000
Accumulated deficit	(46,829)

Total shareholder’s equity	1,548,171

Total liabilities and shareholder’s equity	$7,786,756

The accompanying notes are an integral part of the financial statements

TCS MORTGAGE, INC.
STATEMENT OF OPERATIONS
For The Year Ended September 30, 2002

Revenues:
Gain on sale of mortgage loans and brokered
loan fees	$3,097,351
Gain on sale of servicing mortgage loans	576,473
Processing fees	335,200
Interest income and other	255,967

Total revenues	4,264,991

Costs and expenses:
Commissions	2,172,507
Salaries, benefits, and related taxes	1,072,540
General and administrative	262,111
Occupancy	226,715
Promotion, entertainment, advertising and travel	25,486

Total costs and expenses	3,759,359

Income from operations	505,632
Other expenses:
Interest expense	(137,467)
Other expense	(8,335)

Total other expenses	(145,802)

Income before income taxes	359,830

Income taxes	(16,228)

Net Income	$343,602

Basic income per share	$2.15

Weighted average shares outstanding	160,000

The accompanying notes are an integral part of the financial statements

TCS MORTGAGE, INC.
STATEMENT OF CHANGES IN SHAREHOLDER’S EQUITY
For The Year Ended September 30, 2002

	Common Stock	Amount	Accumulated Deficit	Total
Balance, September 30, 2001	160,000	$1,595,000	$(390,431)	$1,204,569
Net income	—	—	343,602	343,602

Balance, September 30, 2002	160,000	$1,595,000	$(46,829)	$1,548,171

The accompanying notes are an integral part of the financial statements

TCS MORTGAGE, INC.
STATEMENT OF CASH FLOWS
For The Year Ended September 30, 2002

Cash flows from operating activities:
Net income	$343,602
Non-cash operating activities included in net income:
Depreciation and amortization	29,861
Write down of goodwill	8,335
Accrued interest on notes receivable	(26,513)
Changes in operating assets and liabilities:
Decrease in accounts receivable	5,921
Increase in mortgage loans held for sale	(5,081,954)
Increase in warehouse lines payable	5,034,986
Decrease in prepaid expenses	8,133
Decrease in other assets	4,879
Increase in accounts payable	41,849
Increase in accrued payroll and related taxes	23,213
Increase in accrued commissions	18,360
Increase in income taxes payable	15,428
Increase in deferred income	36,957

Net cash flows provided by operating activities	463,057

Cash flows from investing activities:
Purchase of equipment	(16,145)

Net cash flows used in investing activities	(16,145)

Cash flows from financing activities:
Paydowns on related party obligations	(185,121)
Payments on capital lease obligations	(1,511)

Net cash flows used in financing activities	(186,632)

Net increase in cash	260,280
Cash at beginning of year	119,971

Cash at end of year	$380,251

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$137,467

Income taxes	$800

The accompanying notes are an integral part of the financial statements

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2002

NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Business

TCS Mortgage, Inc. (the “Company”) was incorporated in California on January 31, 1984 and is a wholly-owned subsidiary of American Home Capital Corporation (the “Parent”). The Company is a mortgage banker and broker, with offices in San Diego, California and Las Vegas, Nevada. On February 1, 2001, the Parent was acquired by EnerGCorp, Inc. (EnerGCorp), a subsidiary of Proprietary Industries, Inc., a Canadian public company, in a reverse merger.

Basis of Accounting

The Company’s policy is to use the accrual method of accounting and to prepare and present financial statements in accordance with accounting principles generally accepted in the United States of America.

Concentration Risk

The Company maintains its primary checking, payroll checking and trust accounts at one financial institution located in California. Accounts at this bank are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. On September 30, 2002, the Company’s uninsured cash balance totaled $264,846. The Company has not experienced any losses in such accounts and management believes it places its cash on deposit with financial institutions which are financially stable. The Company also has a collateral security deposit of $15,000 for its warehouse loans at one of these financial institutions.

Mortgage Loans Held for Sale

Mortgage loans held for sale are stated at the lower of cost or market in the aggregate. Cost is determined on an individual loan basis and includes nonrefundable fees and direct costs associated with the origination of loans. Market is determined by outstanding commitments and prevailing market prices. Gains represent the difference between the market price and the cost of the loan and are recognized when the loan is sold.

Goodwill

Goodwill represents the excess of the purchase price paid over the value of net assets of businesses acquired. Amortization expense is calculated on the straight-line basis over the estimated useful life of 5 years.

Property and Equipment

Property and equipment is recorded at cost. Depreciation expense is calculated on the straight-line basis over the estimated useful lives of the depreciable assets, ranging from 3 to 7 years, or the lease term, whichever is shorter.

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2002

NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Brokered Loan Fees

Loan fees include direct origination fees and brokered loan fees. Deferred origination fees and expenses are recognized at the time a loan is sold and servicing released. Brokered loan fees represent fees received by the Company for “placing” a loan with a lender, whereby no further obligations exist. The fee is recognized when the borrower and lender sign a loan commitment and the loan is funded.

Gain on Sale of Servicing Mortgage Loans

Gain on sale of servicing mortgage loans represents service release premiums on loans originated in house. The gain is recognized when the funded loan is sold and the proceeds are received.

Financial Instruments

The carrying amounts reported in the balance sheets for cash, mortgage loans held for sale, accounts receivable, notes receivable, other current assets, accounts payable, warehouse line payable and other accrued expenses approximate fair value due to the immediate short-term maturity of these financial instruments.

The fair value of the Company’s note payable and capital lease obligation approximate the carrying amount based on the current rates offered to the Company for debt of the same remaining maturities with similar collateral requirements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company accounts for income taxes under SFAS No. 109 using the asset and liability method. The objective of the asset and liability method is to establish deferred tax assets and liabilities for the temporary differences between the financial reporting basis and the tax basis for the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2002

NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Income Per Share

In accordance with SFAS No. 128, “Earnings Per Share,” income per share has been computed by dividing income available to common shareholders by the weighted average number of common shares outstanding at September 30, 2002. The Company did not have any common stock equivalents which are potentially dilutive.

NOTE 2 — MORTGAGE LOANS HELD FOR SALE

Mortgage loans held for sale at September 30, 2002 in the amount of $5,882,576 were sold by the Company in September 2002; however, proceeds were not received until October 2002. The proceeds were used to pay off the warehouse line payable in the normal course of business.

NOTE 3 — NOTES RECEIVABLE AND DUE TO PARENT

Notes Receivable

Notes receivable as of September 30, 2002 consists of the following:

Secured participation in a promissory note, originally due
on or before January 4, 2002, extended until October
2002 (See Note 9). The participation is secured by an
interest in a deed of trust	$1,000,000
Secured promissory note, including accrued interest of
$28,825, with monthly payments of interest only at 8% per
annum. The note is due on or before September 1, 2003
and is secured by 3,512 shares of common stock of
American Home Capital Corporation, held in escrow	246,179
Unsecured promissory note, including accrued interest of
$16,000, at 9% interest per annum. The note is due
December 28, 2002	116,000

$1,362,179

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2002

NOTE 3 — NOTES RECEIVABLE AND DUE TO PARENT (Continued)

Due to Parent

The following are transactions with related parties:

Beginning balance due to parent	$(198,945)
Advances to related parties	185,121
Advances from related parties	—

Ending balance due to parent	$(13,824)

NOTE 4 — PROPERTY AND EQUIPMENT

Property and equipment as of September 30, 2002 consists of the following:

Furniture and fixtures	$131,871
Equipment	214,628
Auto	2,956

349,455
Less accumulated depreciation and amortization	292,484

$56,971

Depreciation and amortization expense was $29,861 for the year ended September 30, 2002. The Company has fully depreciated assets with original cost of approximately $198,000 that are still in use.

NOTE 5 — WAREHOUSE LINE PAYABLE

Warehouse line payable as of September 30, 2002 consists of the following:

Warehouse loan agreement with a Bank, which allows
the Company to fund loans through a $8,000,000 line
of credit provided by the Bank. The Company pays all
fees associated with the line of credit. The Company
also pays the Bank interest on loans while in the line of
credit at LIBOR plus 4.43%	$5,816,382

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2002

NOTE 6 — COMMITMENTS

The Company leases office space under leases that expire through 2003. The Company also leases certain property and equipment via capital leases that expire at various times through February 2004. Capitalized leases included in property and equipment amounted to approximately $9,100, before accumulated depreciation of approximately $2,800 as of September 30, 2002. The total minimum lease commitments are as follows:

	Capital	Operating
2003	$3,276	$107,448
2004	2,545	—
2005	434	—

Total lease payments	$6,255	$107,448

Rent expense was approximately $165,000 for the year ended September 30, 2002.

NOTE 7 — INCOME TAXES

Income tax expense for the year ended September 30, 2002 is as follows:

Taxes current:
Federal	$14,078
State	6,786

Total current portion	20,864

Deferred tax benefit:
Federal	(3,425)
State	(1,211)

Total deferred portion	(4,636)

Total income tax expense	$16,228

The income tax expense differs from the federal statutory rate principally due to the partial utilization of tax net operating loss carryforwards which had been previously allowed for.

TCS MORTGAGE, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2002

NOTE 7 — INCOME TAXES (Continued)

Deferred income taxes reflect the net tax effects of the temporary difference between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. The tax effect of temporary differences consisted of the following as of September 30, 2002:

Deferred tax assets:
Net operating loss carryforwards	$669,000
Other	16,000

Gross deferred tax assets	685,000
Less valuation allowance	(685,000)

Net deferred tax assets	$-

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. A valuation allowance is recorded when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance. The valuation allowance decreased by $109,000 from September 30, 2001.

At September 30, 2002, the Company has a federal income tax net operating loss carryforward of approximately $1,526,000. The net operating loss carryforwards expire through the year 2020.Use of the Company’s net operating loss carryforwards is limited due to a cumulative change in ownership of more than 50 percent within a three year period. Management has estimated this limitation on the annual utilization of the net operating loss carryforwards to be $132,750 at the consolidated level.

The tax filings of the Company are included in the Parent’s consolidated federal tax return. The Parent’s policy is generally to allocate to the Company current tax benefits and charges on the basis of statutory U.S. tax rates applied to the Company’s taxable income included in the consolidated return.

The Company is a party to a tax sharing agreement with its Parent and together file a consolidated tax return. The income tax provision at September 30, 2002, is based on amounts the Company would have paid as if a separate return were filed. When necessary, the Company accrues an asset or liability for the amount of tax which would be receivable or payable on its separate return.

NOTE 8 — SUBSEQUENT EVENT

During October 2002, the Company collected on its interest in a third party promissory note, in the amount of $1,000,000. The Company intends to use the proceeds to obtain an interest in a new third party promissory note.